Exhibit 1.2

Change Healthcare Inc.

Tangible Equity Units

Underwriting Agreement

[●], 2019

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

    As representatives (the “Representatives”) of the several Underwriters named in Schedule I hereto,

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Change Healthcare Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this agreement (this “Agreement”), to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [•] [•]% tangible equity units (the “Units”) of the Company (said Units being hereinafter called the “Firm Securities”) and, at the election of the Underwriters, up to [•] additional [•]% Units (the “Optional Securities”) of the Company (the Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the “Securities,” and the offer and sale of the Securities hereunder being called the “Units Offering”).

Each Security has a stated amount of $50.00 (the “Stated Amount”) and consists of (a) a prepaid stock purchase contract (each, a “Purchase Contract”) under which the holder has purchased and the Company will agree to deliver on [•], 2022, subject to postponement in certain circumstances and subject to any early settlement of such Purchase Contract pursuant to the provisions thereof and of the Purchase Contract Agreement (the “Purchase Contract Agreement”), to be dated as of the date of the First Time of Delivery (as defined below), among the Company, U.S. Bank N.A., as purchase contract agent (“Purchase Contract Agent”) and attorney-in-fact for the holders of the Purchase Contracts from time to time, and the Trustee (as defined below), a number of shares of common stock, par value $0.001 per share, of the Company (“Stock”), determined pursuant to the terms of the Purchase Contract and the Purchase Contract Agreement and (b) a senior amortizing note with a final installment payment date of [•], 2022 (each, an “Amortizing Note”) issued by the Company, which will have an initial principal amount of $[•] and will pay equal quarterly cash installments of $[•] (or, in the case of the installment payment due on [•], 2019, $[•]). All references herein to the Securities include references to the Purchase Contracts and the Amortizing Notes comprising the Units, unless the context requires otherwise. The Amortizing Notes will be issued pursuant to the base indenture (as amended, the “Base Indenture”) and a related supplemental indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), each between the Company and U.S. Bank N.A., as Trustee (the “Trustee”), and dated as of the date of the First Time of Delivery. The Units and Purchase Contracts will be issued pursuant to the Purchase Contract Agreement.

This Agreement, the Securities, the Purchase Contract Agreement, the Base Indenture and the Supplemental Indenture are collectively referred to herein as the “Units Transaction Documents.” The Units Offering, including the issuance of the Securities, the Purchase Contracts and the Amortizing Notes, and the performance by the Company of its obligations under the Units Transaction Documents, including the issuance of the Issuable Stock (as defined below) upon the settlement of the Purchase Contracts in accordance with the terms of the Purchase Contracts and the Purchase Contract Agreement, are referred to herein collectively as the “Units Transactions.”

The Company is, concurrent with the Units Offering, offering in a separate public offering up to [•] shares of Stock, including the Underwriters’ option to purchase additional shares of Stock (the “Equity Offering”).

1. Each of the Company and Change Healthcare LLC (the “Joint Venture”) jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

(a) A registration statement on Form S-1 (File No. 333-230345) (the “Initial Registration Statement”) in respect of the Securities, the Issuable Stock, the Purchase Contracts and the Amortizing Notes has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Securities, the Issuable Stock, the Purchase Contracts and the Amortizing Notes that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities, the Issuable Stock, the Purchase Contracts and the Amortizing Notes is hereinafter called an “Issuer Free Writing Prospectus”; any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Act is hereinafter called a “Section 5(d) Communication”; and any Section 5(d) Communication that is a written communication within the meaning of Rule 405 under the Act is hereinafter called a “Section 5(d) Writing”.

(b) (i) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and (ii) each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Underwriter Information (as defined in Section 9(b) of this Agreement).

(c) For the purposes of this Agreement, the “Applicable Time” is [•] p.m. (Eastern time) on the date of this Agreement. The Pricing Prospectus, as supplemented by the Issuer Free Writing Prospectus listed on Schedule II(c) hereto, taken together (collectively, the “Pricing Disclosure Package”), as of the Applicable Time, did not, and as of each Time of Delivery (as defined in Section 4(a) of this Agreement) will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus and each Section 5(d) Writing listed on Schedule II(d) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus and each Section 5(d) Writing listed on Schedule II(d) hereto, as supplemented by and taken together with the Pricing Disclosure Package, as of the Applicable Time, did not, and as of each Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with the Underwriter Information.

(d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the applicable requirements of the Act, the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions with respect to (i) the Statement of Eligibility of the Trustee on Form T-1 or (ii) made in reliance upon and in conformity with the Underwriter Information.

(e) Neither the Company, the Joint Venture, nor any of their respective subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, (i) sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree or (ii) entered into any transaction or agreement (whether or not in the ordinary course of business) that is material to the Company, the Joint Venture and their respective subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company, the Joint Venture and their respective subsidiaries taken as a whole, in each case otherwise than as set forth or contemplated in the Pricing Prospectus; and except as otherwise set forth in or contemplated by the Registration Statement, the Pricing Prospectus and the Prospectus, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been (x) any change in the capital stock (other than as a result of (i) the exercise or settlement, if any, of stock options or other equity awards or the grant or award, if any, of stock options, restricted stock or other equity pursuant to the Company’s and/or the Joint Venture’s equity plans that are described in the Pricing Prospectus and the Prospectus or (ii) the issuance, if any, of Stock in the Equity Offering or of Stock upon conversion or exchange of Company securities or securities of the Joint Venture as described in the Pricing Prospectus and the Prospectus) or material change in the long-term debt of the Company, the Joint Venture or any of their respective subsidiaries or (y) any Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” shall mean any material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the condition (financial or otherwise), business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company, the Joint Venture and their respective subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus.

(f) (i) Deloitte LLP, who has expressed its opinion with respect to certain financial statements (which term as used in this Agreement includes the related notes thereto) related to (x) the Company, (y) the Joint Venture and its consolidated subsidiaries and (z) McKesson Corporation’s (“McKesson’s”) Technology Solutions businesses, excluding McKesson’s Enterprise Information Solutions business and RelayHealth Pharmacy Network (such contributed businesses, the “Core MTS Business”), in each case included in the Registration Statement, the Pricing Prospectus and the Prospectus, is an independent registered public accounting firm within the meaning of the rules of the Public Company Accounting Oversight Board and (ii) Ernst & Young LLP who has expressed its opinion with respect to certain financial statements (which term as used in this Agreement includes the related notes thereto) of Change Healthcare Performance, Inc. (formerly Change Healthcare, Inc.) (“Legacy Change”) included in the Registration Statement, the Pricing Prospectus and the Prospectus, is an independent registered public accounting firm within the meaning of the rules of the Public Company Accounting Oversight Board.

(g) The historical financial statements of the Company, the consolidated historical financial statements of the Joint Venture and its subsidiaries, the combined historical financial statements of the Core MTS Business and the consolidated historical financial statements of Legacy Change and its subsidiaries, in each case including the related notes thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus, present fairly in all material respects the financial position of (i) the Company, in the case of the financial statements of the Company, (ii) the Joint Venture and its consolidated subsidiaries, in the case of the consolidated financial statements of the Joint Venture, (iii) the Core MTS Business, in the case of the combined financial statements of the Core MTS Business, and (iv) Legacy Change and its consolidated subsidiaries, in the case of the consolidated financial statements of Legacy Change, in each case as of and at the dates indicated, and their respective results of their operations and cash flows for the periods are specified in conformity with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved (except as otherwise stated therein). The historical financial data of the Company, the Joint Venture and its consolidated subsidiaries, the Core MTS Business and Legacy Change and its consolidated subsidiaries included in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Summary—Summary Historical

Financial and Other Data” and “Selected Historical Financial Data” present fairly in all material respects the information set forth therein on a basis consistent with that of the applicable audited financial statements contained in the Registration Statement, the Pricing Prospectus and the Prospectus. The unaudited pro forma financial statements and the related notes thereto included under the captions “Summary—Summary Historical Financial and Other Data” and “Unaudited Pro Forma Condensed Financial Information” present fairly in all material respects the information contained therein, have been prepared in all material respects in accordance with the Commission’s rules and guidelines with respect to pro forma financial statements, and the assumptions used in the preparation thereof are believed by the Company to be reasonable and the adjustments used therein are believed by the Company to be appropriate to give effect to the transactions and circumstances referred to therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, the Pricing Prospectus or the Prospectus under the Act or the rules and regulations promulgated thereunder. All disclosures contained in the Registration Statement, the Pricing Prospectus and the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Item 10 of Regulation S-K of the Act, to the extent applicable. The statistical and market related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that each of the Company and the Joint Venture believes to be reliable and accurate in all material respects and represent their good faith estimates that are made on the basis of data derived from such sources.

(h) Each of the Company, the Joint Venture and each “significant subsidiary” of the Company and the Joint Venture (as such term is defined in Rule 1-02 of Regulation S-X) (each a “Subsidiary” and collectively the “Subsidiaries”) (i) has been duly incorporated or formed, as applicable, and is validly existing as a corporation, limited partnership or limited liability company, as applicable, and in good standing (to the extent such concept exists in the applicable jurisdiction) under the laws of the jurisdiction of its incorporation or formation, as applicable, (ii) has corporate or other organizational power, as applicable, and authority (x) to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, as applicable, and (y) in the case of the Company and the Joint Venture, to enter into and perform its obligations under this Agreement, and (iii) is duly qualified as a foreign entity to transact business and is in good standing or equivalent status (to the extent such concept exists in the applicable jurisdiction) in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except, in the case of the Company and the Joint Venture with respect to clauses (ii) and (iii), and in the case of the Subsidiaries with respect to clauses (i), (ii) and (iii) where the failure to be so organized or qualified, have such power or authority or be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All of the issued and outstanding capital stock or other ownership interests of each Subsidiary has been duly authorized and validly issued, fully paid and nonassessable and is owned by the Company, directly or through subsidiaries or the Joint Venture, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim other than as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus. The Joint Venture does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement (except for any (i) non-controlling interests in entities that are not subsidiaries and (ii) unnamed subsidiaries, considered in the aggregate as a single subsidiary, that would not constitute a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) as of the end of the year covered by the Prospectus), and each of the subsidiaries of the Company is organized in the jurisdiction set forth beside such subsidiary’s name in such exhibit. As used in this Agreement, “subsidiary” or “subsidiaries” shall mean both direct and indirect subsidiaries of an entity.

(i) (i) The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Capitalization” and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and conform in all material respects to the description of the Company’s capital stock contained in the Registration Statement, the Pricing Prospectus and the Prospectus, subject to the qualifications set forth therein and (ii) there are no outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or the Joint Venture other than those described in the Registration Statement, the Pricing Prospectus and the Prospectus.

(j) The Company has the requisite corporate power and authority to execute and deliver each of the Units Transaction Documents and to perform its obligations hereunder and thereunder including, without limitation, to issue, sell and deliver the Securities and the shares of Stock to be issued and delivered by the Company pursuant to the Purchase Contract Agreement and the Purchase Contracts (the “Issuable Stock”); and the Company has duly and validly taken all corporate action required to be taken by it for the due and proper authorization, execution and delivery by it of each of the Units Transaction Documents and the consummation of the Units Transactions.

(k) The Securities have been duly and validly authorized and, when issued, executed and authenticated in accordance with the provisions of the Purchase Contract Agreement and delivered to the Underwriters against payment therefor as provided herein, will (i) constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Enforceability Exceptions”), (ii) be entitled to the benefits of the Purchase Contract Agreement and (iii) conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(l) The Amortizing Notes have been duly authorized and, when issued and executed in accordance with the provisions of the Indenture and delivered to the Underwriters against payment therefor as provided herein, will (i) constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by the Enforceability Exceptions, (ii) be entitled to the benefits provided by the Indenture and (iii) conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(m) The Purchase Contracts have been duly authorized and, when issued, executed and delivered in accordance with the provisions of the Purchase Contract Agreement against payment therefor as provided herein, will (i) constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the enforceability thereof may be limited by the Enforceability Exceptions, (ii) be entitled to the benefits of the Purchase Contract Agreement and (iii) conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(n) The maximum number of shares of Issuable Stock (calculated assuming settlement of the Purchase Contracts at the “maximum settlement rate,” as such term is defined in the Pricing Prospectus (such shares, the “Maximum Issuable Securities”) have been duly authorized and reserved for issuance by the Company and, when issued and delivered in accordance with the provisions of the Purchase Contracts and the Purchase Contract Agreement, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Stock contained in the Pricing Disclosure Package and the Prospectus; and the issuance of the Issuable Stock will not be subject to any preemptive or similar rights.

(o) None of the Company, the Joint Venture or their respective subsidiaries is in violation of its charter or by-laws or similar organizational documents or is in default (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, lease or other instrument to which the Company, the Joint Venture or their respective subsidiaries is a party or by which the Company, the Joint Venture or any of their respective subsidiaries may be bound, or to which any of their respective property or assets is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or to materially and adversely affect the consummation of the Units Transactions.

(p) The execution, delivery and performance of the Units Transaction Documents, the issuance and delivery of the Securities and the consummation of the Units Transactions (i) will not result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company, the Joint Venture or any of their respective subsidiaries, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Joint Venture or any of their respective subsidiaries pursuant to, or require the consent (except as shall have been obtained prior to the Applicable Time) of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, the Joint Venture or any of their respective subsidiaries, except, in the case of the clauses (ii) and (iii), for such conflicts, breaches, Defaults, liens, charges, encumbrances or violations as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect and would not impair, in any material respect, the ability of the Company to issue and sell the Securities or to consummate the Units Transactions.

(q) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the execution, delivery and performance of this Agreement by the Company and the Joint Venture, the issuance and delivery of the Securities, or consummation of the transactions contemplated hereby, except for the registration under the Act of the Securities, the qualification under the Trust Indenture Act of the Amortizing Notes, the approval by the Financial Industry Regulatory Authority (“FINRA”) of the underwriting terms and arrangements and such consents, approvals, orders, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters, the filing of the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State for the State of Delaware, or as shall have been obtained or made prior to the Applicable Time, except where the failure to obtain any such consents, approvals, authorizations, orders, registrations or qualifications or make such filings would not impair, in any material respect, the ability of the Company to issue and sell the Securities or to consummate the Units Transactions.

(r) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the Company’s or the Joint Venture’s knowledge, threatened (i) against or affecting the Company, the Joint Venture or any of their respective Subsidiaries or (ii)

which has as the subject thereof any property owned or leased by the Company, the Joint Venture or any of their respective Subsidiaries that, in the case of clause (i) or (ii), would reasonably be expected to result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated hereby.

(s) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no strikes or other labor disputes against the Company, the Joint Venture or any of their respective Subsidiaries pending or, to the Company’s or the Joint Venture’s knowledge, threatened, except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(t) Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company, the Joint Venture and their respective subsidiaries own or possess or have a license to use all trademarks, trade names, patents, copyrights, approvals, trade secrets and other intellectual property rights (collectively, “Intellectual Property Rights”) used, held for use or otherwise reasonably necessary to conduct their businesses as now conducted, except where the failure to so own or possess or have a license would not reasonably be expected to result in a Material Adverse Effect. Neither the Company, the Joint Venture nor any of their respective subsidiaries has received any unresolved notice or allegation of infringement or violation with asserted Intellectual Property Rights of others in the past three years, which infringement or violation, if the subject of an adverse judicial or administrative ruling or decision, or other resolution or settlement, would reasonably be expected to result in a Material Adverse Effect.

(u) The Company, the Joint Venture and their respective subsidiaries possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses and as described in the Registration Statement, the Pricing Prospectus and the Prospectus, except as would not reasonably be expected to result in a Material Adverse Effect, and none of the Company, the Joint Venture or any of their respective subsidiaries have received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

(v) The Company, the Joint Venture and their respective subsidiaries have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(g) hereof, and hold any leased real or personal property under valid and enforceable leases, except, in each case, as would not reasonably be expected to result in a Material Adverse Effect.

(w) Except for any failures or exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (or that are otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus): (i) each of the Company, the Joint Venture and their respective subsidiaries has timely filed (taking into account valid extensions) all U.S. federal, state, local and non-U.S. tax returns required to be filed by it and has paid all taxes (and any related interest, penalties and additions to tax) required to be paid by it (whether or not shown on a tax return and including in its capacity as a withholding agent) except for any taxes being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP, (ii) there are no current, pending or, to the knowledge of the Company, the Joint Venture or any of their respective subsidiaries, threatened tax audits, assessments or other claims or proceedings with respect to the Company, the Joint Venture or any of their respective subsidiaries that would reasonably be expected to be determined adversely to the Company or its subsidiaries and (iii) each of the Company, the Joint Venture and their respective subsidiaries has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 1(g) above in respect of all U.S. federal, state, local and non-U.S. taxes (and any related interest, penalties and additions to tax) for all periods as to which the tax liability of the Company, the Joint Venture or any of their respective subsidiaries (as applicable) has not been finally determined.

(x) The Company is not, and immediately after receipt of payment for the Securities and the application of the proceeds therefrom as described in the Pricing Prospectus, will not be, required to register as an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(y) None of the Company, the Joint Venture or any of their respective subsidiaries has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(z) [Reserved.]

(aa) Each of the Company and the Joint Venture maintains a system of internal accounting controls to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and neither the Company nor the Joint Venture is aware of any material weaknesses in the internal controls over financial reporting of the Company or the Joint Venture.

(bb) (i) Since the date of the latest audited financial statements of the Company included in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting and (ii) since the date of the latest audited financial statements of the Joint Venture included in the Pricing Prospectus, there has been no change in the Joint Venture’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Joint Venture’s internal control over financial reporting.

(cc) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed to ensure that material information relating to the Company, the Joint Venture and their respective subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control systems.

(dd) Except for any failures or exceptions that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as disclosed in the Registration Statement, the Pricing Prospectus or the Prospectus: (i) the Company, the Joint Venture and their respective subsidiaries, and their respective operations and properties, are in compliance with all applicable federal, state, local and foreign laws and regulations relating to pollution or protection of the environment and of human health, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products in any form (collectively, “Materials of Environmental Concern”), or otherwise relating to the use, generation, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, “Environmental Laws”); (ii) none of the Company, the Joint Venture or their respective subsidiaries has received written notice of any claim, action or cause of action filed with a court or governmental authority or any investigation alleging violation of or actual or potential liability under Environmental Laws (collectively, “Environmental Claims”) that is pending or, to the knowledge of the Company, the Joint Venture, or their respective subsidiaries, threatened against the Company, the Joint Venture or their respective subsidiaries or any person or entity whose liability for any Environmental Claim the Company, the Joint Venture or their respective subsidiaries have retained or assumed either contractually or by operation of law; and (iii) to the knowledge of the Company, the Joint Venture or their respective subsidiaries, there are no past or present actions, activities, circumstances, conditions, events or occurrences, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably would be expected to result in a violation of or liability under any Environmental Law or form the basis of an Environmental Claim against the Company, the Joint Venture or their respective subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, the Joint Venture or their respective subsidiaries have retained or assumed either contractually or by operation of law.

(ee) Except as would not, either individually or in the aggregate, be reasonably likely to result in a Material Adverse Effect, (i) the Company, the Joint Venture and their respective subsidiaries and any “employee benefit plan” (as defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) (“Plan”) established or maintained by the Company, the Joint Venture, or their respective subsidiaries or their respective ERISA Affiliates (as defined below) are in compliance with ERISA; (ii) no “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any Plan subject to Title IV of ERISA (“Pension Plan”) established or maintained by the Company, the Joint Venture and their respective subsidiaries or any of their respective ERISA Affiliates; (iii) no Pension Plan established or maintained by the Company, the Joint Venture or their respective subsidiaries or any of their respective ERISA Affiliates, if such Pension Plan were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA); (iv) no failure to satisfy the minimum funding standard under Section 412 of the Code (as defined below), whether or not waived, has occurred or is reasonably expected to occur with respect to any Pension Plan established or maintained by the Company, the Joint Venture or their respective subsidiaries or any of their respective ERISA Affiliates; (v) neither the Company, the Joint Venture nor their respective subsidiaries nor any of their respective ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA (including any liability under Section 4062(e) of ERISA) with respect to termination of, or withdrawal from, any Plan or (B) Section 430, 4971, 4975, 4980B or 4980D of the Code and (vi) each Plan established or maintained by the Company, the Joint Venture or their respective subsidiaries or any of their respective ERISA Affiliates that is intended to be qualified under Section 401 of the Code has received a current favorable IRS determination letter or is comprised of a master, prototype or volume submitter plan that has received such a favorable letter from the IRS and, to the knowledge of the Company, the Joint Venture and their respective subsidiaries, no event, whether by action or failure to act, has occurred since the date of such qualification that would materially and adversely affect such qualification, “ERISA Affiliate” means, with respect to the Company, the Joint Venture, and their respective subsidiaries, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”) of which the Company, the Joint Venture, or their respective subsidiaries are a member.

(ff) None of the Company, the Joint Venture and their respective subsidiaries or, to the knowledge of the Company or the Joint Venture, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Joint Venture or their respective subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended and the rules and regulations thereunder (“FCPA”) or similar law of any other applicable jurisdiction; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment in violation of the FCPA or similar law of any other applicable jurisdiction. The Company, the Joint Venture and their respective subsidiaries have instituted and maintain policies and procedures designed to ensure continued compliance with the FCPA or similar law of any other applicable jurisdiction. No part of the proceeds from the sale of the Securities will be used, directly or, to the knowledge of the Company or the Joint Venture, indirectly, in violation of the FCPA, as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(gg) None of the Company, the Joint Venture or their respective subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or their respective subsidiaries (i) is currently subject to any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce) or other relevant sanctions authority (collectively, “Sanctions” and such persons, “Sanctioned Persons”) or (ii) will, directly or, to the knowledge of the Company, the Joint Venture and their respective subsidiaries, indirectly, use the proceeds from the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (A) to fund or facilitate any activities of or business with any person, or in any country or territory, that, at the time of such funding, is the subject or the target of Sanctions or (B) in any other manner that would result in a violation of any Sanctions by, or could result in the imposition of Sanctions against, any person or entity (including any person or entity participating in the sale of the Securities, whether as underwriter, advisor, investor or otherwise).

(hh) None of the Company, the Joint Venture and their respective subsidiaries or, to the knowledge of the Company or the Joint Venture, any director, officer, agent, employee or affiliate of the Company, the Joint Venture or their respective subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Crimea region of Ukraine, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”).

(ii) Neither the Company, the Joint Venture nor their respective subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding three years, nor does the Company, the Joint Venture or their respective subsidiaries have any plans to increase its dealings or transactions with or for the benefit of Sanctioned Persons, or with or in Sanctioned Countries.

(jj) The operations of the Company, the Joint Venture and their respective subsidiaries are and have been conducted at all times in material compliance with the requirements of applicable anti money laundering laws, including but not limited to, the Bank Secrecy Act of 1970, as amended by the USA PATRIOT Act of 2001 (Title III of Pub. L. 107 56 (signed into law October 26, 2001) (the “USA Patriot Act”), and the rules and regulations promulgated thereunder, applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Joint Venture or any of their respective subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, the Joint Venture or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or the Joint Venture, threatened.

(kk) Health Care Matters.

(1)

Except as would not have a Material Adverse Effect, since January 1, 2014, the Company, the Joint Venture and their respective subsidiaries have at all times been in compliance with all Health Care Laws (as defined below) applicable to their business or operations and has not received any subpoena, or any written demand, notice of investigation or other such notice from any governmental authority of any violations of such Health Care Laws.

(2)

Neither the Company, the Joint Venture, their respective subsidiaries nor, to the knowledge of the Company, the Joint Venture and their respective subsidiaries, any of their respective officers, directors or managing employees, is currently excluded, debarred, suspended, or otherwise ineligible to participate in any Programs or has been convicted of a criminal offense that falls within the scope of 42 U.S.C. § 1320a-7(a), but has not yet been excluded, debarred, suspended, or otherwise declared ineligible.

(3)

Neither the Company, the Joint Venture, their respective subsidiaries, nor to the knowledge of the Company, the Joint Venture and their respective subsidiaries, any officer or director of the Company, the Joint Venture or their respective subsidiaries or any other key personnel of the Company, the Joint Venture or their respective subsidiaries, as applicable, are now, or in the past have been, subject to a corporate integrity agreement with the United States Department of Health and Human Services Office of the Inspector General or a similar agreement (e.g., deferred prosecution agreement) with any other governmental authority.

(4)

To the knowledge of the Company, the Joint Venture and their respective subsidiaries, except as would not have a Material Adverse Effect, there has been no breach of Information Laws (as defined below) by the Company, the Joint Venture and their respective subsidiaries involving Personal Information (as defined below) that is in or has been in the Company’s, the Joint Venture’s or any of their respective subsidiaries’ possession.

(5)

This Section 1(kk) constitutes the exclusive representations and warranties of the Company, the Joint Venture and their respective subsidiaries with respect to the subject matters set forth in this Section 1(kk).

(6)	The capitalized terms used in this Section 1(kk) shall have the meanings set forth below:

(i)

“Health Care Laws” means any and all laws of any governmental authority pertaining to health regulatory matters applicable to the operations of the Company, the Joint Venture and their respective subsidiaries including, without limitation, (a) fraud and abuse (including without limitation the following statutes, as amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated from time to time thereunder: the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)) and the civil False Claims Act (31 U.S.C. § 3729 et seq.)); (b) Medicare, Medicaid, TRICARE or other governmental health care or payment program (collectively, the “Programs”); and (c) any other law or regulation of any governmental authority which regulates kickbacks, patient or Program reimbursement, or the hiring of employees or acquisition of services or products from those who have been excluded from governmental health care programs.

(ii)

“HIPAA” mean the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act provisions of the American Recovery and Reinvestment Act of 2009, and as otherwise may be amended from time to time, and any and all implementing regulations, as in effect from time to time, including, but not limited to, the Privacy Standards (45 C.F.R. Parts 160 and 164, Subparts A and E), the Electronic Transactions Standards (45 C.F.R. Parts 160 and 162), the Security Standards (45 C.F.R. Parts 160 and 164, Subparts A and C), and the Notification in the Case of Breach of Unsecured Protected Health Information Standards (45 C.F.R. Part 164, Subpart D).

(iii)	“Information Laws” means HIPAA, laws concerning the privacy and/or security of Personal Information and any state data breach notification laws.

(iv)

“Personal Information” means any non-public information that can be directly associated with a specific person, or that reasonably can be used to identify a specific person, including any individually identifiable health information and “Protected Health Information” or “Electronic Protected Health Information” as such terms are defined by HIPAA.

(ll) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or as otherwise disclosed in the Registration Statement, Pricing Prospectus and Prospectus, (i) the Company, the Joint Venture and their respective subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases used to process, store, maintain and operate data, information and functions (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company, the Joint Venture and their respective subsidiaries as currently conducted, (ii) the Company, the Joint Venture and their respective subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”)) used in connection with their businesses, (iii) to the Company’s and the Joint Venture’s knowledge there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any regulator, nor are there pending any internal investigations relating to the same, and (iv) to the Company’s and the Joint Venture’s knowledge, the Company, the Joint Venture and their respective subsidiaries are presently in material compliance with all applicable laws, statutes and regulations and any judgments, orders or rules of any court, arbitrator or regulatory authority having lawful jurisdiction over any of the Company, the Joint Venture or their respective subsidiaries, and any contractual obligations relating to the privacy and security of IT Systems and Personal Data.

(mm) Except as set forth in or contemplated by the Registration Statement, the Prospectus and the Pricing Prospectus or as would not reasonably be expected to have a Material Adverse Effect, no subsidiary of the Company or the Joint Venture is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company or the Joint Venture.

(nn) No relationship, direct or indirect, exists between or among the Company, the Joint Venture or any of their respective subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, the Joint Venture or any of their respective subsidiaries, on the other, that is required by the Act to be described in the Registration Statement and the Prospectus and that is not so described in such documents.

(oo) Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, no person has the right to require the Company, the Joint Venture or any of their respective subsidiaries to register any securities for sale under the Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Securities by the Company.

(pp) This Agreement has been duly authorized, executed and delivered by the Company.

(qq) The Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Company (assuming that the Indenture is a valid and binding obligation of the Trustee), will constitute a valid and legally binding agreement, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(rr) The Purchase Contract Agreement, when duly executed and delivered by the Company (assuming the Purchase Contract Agreement is a valid and binding obligation of the Purchase Contract Agent, as attorney-in-fact for the holders thereof, and the Trustee) will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(ss) Each of this Agreement, the Indenture and the Purchase Contract Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus.

(tt) The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Description of Capital Stock,” insofar as they purport to constitute a summary of the terms of the Stock, and under the captions “Business—Regulatory,” “Certain Relationships and Related Person Transactions” and “Certain United States Federal Income and Estate Tax Consequences,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects.

(uu) At the time of filing the Initial Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or any offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined under Rule 405 under the Act.

(vv) From the time of initial confidential submission of the Initial Registration Statement (or, if earlier, the first date on which a Section 5(d) Communication was made) through the date hereof, the Company has been and is an “emerging growth company” as defined in Section 2(a)(19) of the Act (an “Emerging Growth Company”).

2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per Unit of $[•], the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per Unit set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional units) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Securities that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [•] Optional Securities, at the same purchase price per Unit set forth in the paragraph above. Any such election to purchase Optional Securities may be exercised only by written notice from the Representatives to the Company, given within a period not later than 13 days from, and including, the First Time of Delivery, setting forth the aggregate number of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice. Any additional Units may be purchased pursuant to this Section 2 solely for the purpose of covering over-allotment sales of Units in excess of the number of Firm Securities.

3. Upon the authorization by the Representatives of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Pricing Prospectus and the Prospectus.

4. (a) The Securities to be purchased by each Underwriter hereunder, in definitive or book-entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the

Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Securities to the Representatives, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance, by causing DTC to credit the Securities to the account of [Barclays Capital Inc.] at DTC. The Company will cause the global securities representing the Securities to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the offices of Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199 (the “Closing Location”). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on [●], or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional Securities, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the “First Time of Delivery”, each such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the “Second Time of Delivery”, and each such time and date for delivery is herein called a “Time of Delivery”.

(b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Securities, will be delivered at the Closing Location, and the Securities will be delivered through the facilities of DTC or its designated custodian, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5. Each of the Company and the Joint Venture severally and jointly agrees with each of the Underwriters:

(a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to prepare a final term sheet, containing a description of the Securities, in a form approved by you, and to file such final term sheet pursuant to and within the period required by Rule 433(d); to file promptly all other material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Securities, of the suspension of the qualification of the Securities or the Issuable Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, to qualify in any jurisdiction as a broker-dealer or to subject itself to taxation in any jurisdiction if it is not otherwise so subject;

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives on behalf of the Underwriters) and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d) To make generally available to its stockholders as soon as practicable (which may be satisfied by filing with the Commission’s EDGAR system), but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company, the Joint Venture and their subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)

(1) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), not to (i) offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any securities of the Company that are substantially similar to the Stock (except for any Registration Statement on Form S-8, or any amendment thereto, to register shares issuable upon exercise of awards granted pursuant to the terms of any employee equity incentive plan), including but not limited to any options or warrants to purchase shares of Stock of the Company or any securities that are convertible into or exchangeable for, or that represent the right to receive, shares of Stock of the Company or any such substantially similar securities (including, for clarity, limited liability company interests of the Joint Venture), or publicly disclose the intention to make any offer, sale, pledge, grant, transfer, disposition, filing or submission or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise (other than (u) the Equity Offering, (v) the issuance of the Issuable Stock, (w) shares of Stock or substantially similar securities of the Company issued pursuant to employee incentive plans existing on the date of this Agreement (including, for the avoidance of doubt, the [Change Healthcare Inc. Omnibus Incentive Plan] (as described in the Pricing Prospectus and the Prospectus) and any long-term incentive awards disclosed in the Pricing Prospectus and the Prospectus)) (each, an “Incentive Plan”), (x) shares of Stock in respect of tax withholding payments due upon the exercise of options at expiration or the vesting of restricted stock grants pursuant to any Incentive Plan, (y) shares of Stock or substantially similar securities of the Company to be issued upon the conversion or exchange of convertible or exchangeable securities of the Company or the Joint Venture outstanding as of the date of this Agreement, and (z) the issuance of up to 5% of the outstanding shares of Stock or any such substantially similar securities of the Company in connection with the acquisition of, a joint venture with or a merger with, another company, and the filing of a registration statement with respect thereto; provided that, with respect to clause (z), prior to any such issuance each recipient of any such securities shall have executed and delivered to the Representatives an agreement substantially in the form of Annex III hereto), without the prior written consent of each of the Representatives, in their sole discretion;

(2) If each of the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in a lock-up letter described in Section 8(j) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex II hereto through a major news service at least two business days before the effective date of the release or waiver.

(f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including balance sheets and statements of income, stockholders’ equity and cash flows of the Company, the Joint Venture and their subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company, the Joint Venture and their subsidiaries for such quarter in reasonable detail; provided that, any report or financial statement that is filed by the Company and publicly available on the Commission’s EDGAR system shall be deemed to have been timely furnished and delivered to the stockholders at the time furnished to or filed with the Commission;

(g) During a period of two years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); provided that any report, communication or statement furnished or filed with the Commission that is publicly available on the Commission’s EDGAR system shall be deemed to have been furnished to you at the time furnished or filed with the Commission;

(h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Pricing Prospectus under the caption “Use of Proceeds”;

(i) To use its best efforts to list for quotation the Securities and the Maximum Issuable Securities on the [Nasdaq Stock Market Inc.’s National Market] (the “Exchange”);

(j) To keep reserved and available at all times, free of preemptive rights, the Maximum Issuable Securities;

(k) Between the date hereof and the First Time of Delivery, not to do or authorize any act or thing that would result in an adjustment of the fixed settlement rates of the Purchase Contracts;

(l) To file with the Commission such information on Form 10-Q or Form 10-K as may be required by Rule 463 under the Act;

(m) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 3a(c) of the Commission’s Informal and Other Procedures (16 CFR 202.3a);

(n) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s and the Joint Venture’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Securities (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

(o) To promptly notify you if the Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of the Securities within the meaning of the Act and (ii) the last Time of Delivery.

6. (a) The Company represents and agrees that, other than the final term sheet prepared and filed pursuant to Section 5(a) hereof, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each

Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Securities that would constitute a free writing prospectus required to be filed with the Commission; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) [or Schedule II(c)] hereto.

(b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

(c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus or Section 5(d) Writing any event occurred or occurs as a result of which such Issuer Free Writing Prospectus or Section 5(d) Writing would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus, Section 5(d) Writing or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions in an Issuer Free Writing Prospectus or Section 5(d) Writing made in reliance upon and in conformity with the Underwriter Information.

(d) The Company represents and agrees that (i) it has not engaged in, or authorized any other person to engage in, any Section 5(d) Communications, other than Section 5(d) Communications with the prior consent of the Representatives with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act; and (ii) it has not distributed, or authorized any other person to distribute, any Section 5(d) Writings, other than those distributed with the prior consent of the Representatives that are listed on Schedule II(d) hereto; and the Company reconfirms that the Underwriters have been authorized to act on its behalf in engaging in Section 5(d) Communications.

(e) Each Underwriter represents and agrees that any Section 5(d) Communications undertaken by it were with entities that are qualified institutional buyers as defined in Rule 144A under the Act or institutions that are accredited investors as defined in Rule 501(a) under the Act.

7. Each of the Company and the Joint Venture jointly and severally covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s and the Joint Venture’s counsel and accountants in connection with the registration of the Securities and the Issuable Stock under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, any Preliminary Prospectus, any Section 5(d) Writing, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, any of the Units Transaction Documents, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters up to a maximum of $15,000, in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Securities and the Issuable Stock on the Exchange; (v) all filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters, up to a maximum of $40,000, in connection with, any required review by FINRA of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the cost and charges of any transfer agent or registrar; (viii) all expenses incurred by the Company and the Joint Venture in connection with any “road show” presentation to potential investors; provided, however, that 50% of the cost of any aircraft chartered in connection with the road show shall be paid by the Underwriters (with the Company paying the remaining 50% of the cost); (ix) the fees and expenses of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (x) the fees and expenses of the Purchase Contract Agent in connection with the Purchase Contract Agreement and the Securities; and (xi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

8. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Joint Venture herein are, at and as of the Applicable Time and such Time of Delivery, true and correct, the condition that the Company and the Joint Venture shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b) Ropes & Gray LLP, counsel for the Underwriters, shall have furnished to the Representatives such customary written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c) Simpson Thacher & Bartlett LLP, counsel for the Company, shall have furnished to the Representatives their customary written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, (i) Deloitte & Touche LLP shall have furnished to the Representatives a customary letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives and (ii) Ernst & Young LLP shall have furnished to the Representatives a customary letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(e) (i) Neither the Company, the Joint Venture nor any of their respective subsidiaries shall have sustained since the date of the latest audited financial statements of the Company and the Joint Venture, respectively, included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock (other than as a result of (x) the exercise or settlement, if any, of stock options or other equity awards or the grant or award, if any, of stock options, restricted stock or other equity pursuant to the Company’s and/or the Joint Venture’s equity plans that are described in the Pricing Prospectus and the Prospectus or (y) the issuance, if any, of stock upon conversion or exchange of Company securities or securities of the Joint Venture as described in the Pricing Prospectus and the Prospectus) or material change in the long-term debt of the Company, the Joint Venture or any of their respective subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or otherwise), business or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company, the Joint Venture and their respective subsidiaries, taken as a whole, except as set forth or contemplated in the Pricing Prospectus and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(f) On or after the Applicable Time (i) no downgrading shall have occurred in the rating accorded any debt securities of the Company, the Joint Venture or any of their respective subsidiaries by any “nationally recognized statistical rating organization”, as defined in Section 3(a)(62) of the Exchange Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities;

(g) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company’s securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) is in the Representatives’ judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered at such Time of Delivery on the terms and in the manner contemplated in the Pricing Prospectus and the Prospectus;

(h) [An application for the listing of the Securities and the Issuable Stock shall have been submitted to the Exchange, and satisfactory evidence of such shall have been provided to the Representatives, and the Issuable Stock shall have been approved for listing, subject to notice of issuance, on the Exchange];

(i) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements to the offering of the Securities;

(j) The Company shall have obtained and delivered to the Underwriters executed copies of an agreement from each of the Company’s officers, directors and stockholders listed on Schedule III hereto, substantially to the effect set forth in Annex III hereto in form and substance satisfactory to the Representatives; provided, for the avoidance of doubt, that the executed agreements delivered by such persons in connection with the Equity Offering satisfy the requirements of this Section 8(j);

(k) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement (or such later time as may be agreed to by the Company and the Representatives on behalf of the Underwriters);

(l) The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as the Representatives may reasonably request;

(m) At the First Time of Delivery, each of the Units Transaction Documents shall have been executed and delivered by each of the parties thereto, and the Representatives shall have received copies of such executed Units Transaction Documents;

(n) The closing of the Equity Offering shall have occurred prior to or simultaneously with the closing of the Securities pursuant to this Agreement; provided that the obligation of the Company to consummation the issuance and sale of the Firm Securities to the Underwriters shall also be subject to such condition; and

(o) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and at each Time of Delivery, the Company shall have furnished or caused to be furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of the chief financial officer of the Company, solely in his capacity as an officer of the Company, with respect to certain financial and operating data contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as applicable, identified by the Representatives (the “Covered Information”), to the effect that (i) the Covered Information was prepared utilizing information derived from the appropriate financial, accounting and corporate records of the Company and subsidiaries, (ii) the Covered Information is accurate and correct in all material respects, and (iii) such information, when taken together with the other information contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as applicable, does not omit to state a material fact necessary in order to make such statements, in light of the circumstances under which they were made, not misleading.

9. Indemnification.

(a) Each of the Company and the Joint Venture will jointly and severally indemnify and hold harmless each Underwriter, its affiliates, directors, officers and employees and each person, if any, who controls such Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “roadshow” as defined in Rule 433(h) under the Act (a “roadshow”), any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any Section 5(d) Writing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Joint Venture shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any Section 5(d) Writing, in reliance upon and in conformity with the Underwriter Information (as defined below).

(b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company and the Joint Venture, each of their respective directors, officers and employees and each person, if any, who controls, as of the date hereof, the Company or the Joint Venture within the meaning of the Act and the Exchange Act against any losses, claims, damages or liabilities to which the Company or the Joint Venture may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or Section 5(d) Writing, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or any roadshow or Section 5(d) Writing, or in reliance upon and in conformity with the Underwriter Information; and will reimburse the Company and the Joint Venture for any legal or other expenses reasonably incurred by the Company and the Joint Venture in connection with investigating or defending any such action or claim as such expenses are incurred. As used in this Agreement with respect to an Underwriter and an applicable document, “Underwriter Information” shall mean the written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Preliminary Prospectus and the Prospectus furnished on behalf of each Underwriter: the information contained in the [tenth], [eleventh] and [twelfth] paragraphs under the caption “Underwriting”.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under the preceding paragraphs of this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. It is understood that the indemnifying party or parties shall not, in connection with any one action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties except to the extent that local counsel or counsel with specialized expertise (in addition to any regular counsel) is required to effectively defend against any such action or proceeding. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the total relative benefits received by the Company and the Joint Venture on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the total relative fault of the Company and the Joint Venture on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The total relative benefits received by the Company and the Joint Venture on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Joint Venture on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Joint Venture and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company and the Joint Venture under this Section 9 shall be in addition to any liability which the Company or the Joint Venture may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act and each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for the Representatives or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11. The respective indemnities, rights of contribution, agreements, representations, warranties and other statements of the Company, the Joint Venture, the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, the Company or the Joint Venture, or any officer or director or controlling person of the Company or the Joint Venture, and shall survive delivery of and payment for the Securities.

12. If this Agreement shall be terminated pursuant to Section 10 hereof, the Company and the Joint Venture shall not then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Company as provided herein, the Company and the Joint Venture jointly and severally agree to reimburse the Underwriters through the Representatives for all reasonable and documented out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company and the Joint Venture shall then be under no further liability to any Underwriter except as provided in Sections 7 and 9 hereof.

13. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives in care of Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Registration Department and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk; and if to the Company or the Joint Venture shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: [General Counsel]; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company and the Joint Venture by the Representatives upon request; provided, however, that notices under subsection 5(e) shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Representatives at Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration; Goldman Sachs & Co. LLC, 200 West Street, New York, New York 10282-2198, Attention: Control Room and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, Attention: Equity Syndicate Desk. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company and the Joint Venture, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

14. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a (b) Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights (as defined below) could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(c) For purposes of this Section a “BHC Act Affiliate” has the meaning as signed to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

15. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Joint Venture and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and the Joint Venture and each person who controls the Company, the Joint Venture or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

17. Each of the Company and the Joint Venture acknowledges and agrees that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Joint Venture, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Joint Venture, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Joint Venture with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company of the Joint Venture on other matters) or any other obligation to the Company or the Joint Venture except the obligations expressly set forth in this Agreement and (iv) the Company and the Joint Venture have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Joint Venture agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Joint Venture, in connection with such transaction or the process leading thereto.

18. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Joint Venture and the Underwriters, or any of them, with respect to the subject matter hereof.

19. This Agreement and any transaction contemplated by this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws that would result in the application of any other law than the laws of the State of New York. The Company and the Joint Venture agree that any suit or proceeding arising in respect of this Agreement or any transaction contemplated by this Agreement will be tried exclusively in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in The City and County of New York and the Company and the Joint Venture agree to submit to the jurisdiction of, and to venue in, such courts.

20. The Company, the Joint Venture and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the Units Transactions.

21. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

22. Notwithstanding anything herein to the contrary, the Company and the Joint Venture are authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company or the Joint Venture relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

If the foregoing is in accordance with the Representatives’ understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Joint Venture. It is understood that the Representatives’ acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Joint Venture for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

Change Healthcare Inc.

By:
Name:
Title:

Change Healthcare LLC

By:
Name:
Title:

Accepted as of the date hereof:

Barclays Capital Inc.

By:
Name:
Title:

Goldman Sachs & Co. LLC

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

On behalf of each of the Underwriters

SCHEDULE I

Underwriter	Total Number of Firm Securities to be Purchased	Number of Optional Securities to be Purchased if Maximum Option Exercised
Barclays Capital Inc.	[•]	[•]
Goldman Sachs & Co. LLC	[•]	[•]
J.P. Morgan Securities LLC	[•]	[•]
[•]	[•]	[•]

Total	[•]	[•]

SCHEDULE II

(a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package:

[Electronic roadshow dated [•]]

(b) Additional Documents Incorporated by Reference:

None

(c) Issuer Free Writing Prospectus included in the Pricing Disclosure Package:

The final term sheet, dated as of the date hereof, prepared and filed pursuant to Section 5(a) of the Agreement, in the form attached hereto as Annex I.

(d) Section 5(d) Writings

[                     ]

SCHEDULE III

PF2 IP LLC

PF2 PST Services Inc.

Blackstone Capital Partners VI L.P.

Blackstone Family Investment Partnership VI L.P.

Blackstone Family Investment Partnership VI-ESC L.P.

Blackstone Eagle Principal Transaction Partners L.P.

GSO COF Facility LLC

H&F Harrington AIV II, L.P.

HFCP VI Domestic AIV, L.P.

Hellman & Friedman Investors VI, L.P.

Hellman & Friedman Capital Executives VI, L.P.

Hellman & Friedman Capital Associates VI, L.P.

Neil E. de Crescenzo

Fredrik Eliasson

Loretta A. Cecil

Alex P. Choy

Kriten Joshi

Thomas Laur

Roderick H. O’Reilly

August Calhoun

W. Thomas McEnery

Linda K. Whitley-Taylor

John H. Hammergren

Howard L. Lance

Bansi Nagji

Philip M. Pead

Phillip W. Roe

Neil P. Simpkins

Justin L. Sunshine

Britt Vitalone

Robert J. Zollars

ANNEX I

Form of Term Sheet

[Attached]

ANNEX II

Form of Press Release

Change Healthcare Inc.

[Date]

Change Healthcare Inc. (the “Company”) announced today that Barclays Capital Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, the lead book-running managers in the Company’s recent public sale of [                ] [●]% tangible equity units (the “Units”) of the Company, are [waiving] [releasing] a lock-up restriction with respect to [                ] shares of the Company’s common stock held by [certain officers or directors] [an officer or director] of the Company. The [waiver] [release] will take effect on [                ], 20[ ], and the shares may be sold on or after such date.

This press release is not an offer for sale of the securities in the United States or in any other jurisdiction where such offer is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

ANNEX III

Form of Lock Up Agreement

Change Healthcare Inc.

Lock-Up Agreement

[Date]

Barclays Capital Inc.

Goldman Sachs & Co. LLC

J.P. Morgan Securities LLC

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Re:	Change Healthcare Inc.—Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Change Healthcare Inc., a Delaware corporation (the “Company”), providing for a public offering (the “Offering”) of the common stock, par value $0.001 (the “Stock”) of the Company (the “Shares”) pursuant to a Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of this Lock-Up Agreement and continuing to and including the date that is 180 days after the date set forth on the final prospectus used to sell the Shares (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Stock of the Company, or any options or warrants to purchase any shares of Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Stock of the Company (including, for clarity, limited liability company interests (the “LLC Units”) of Change Healthcare LLC (the “Joint Venture”)), whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the “Undersigned’s Shares”). The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed Shares the undersigned may purchase in the Offering.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of shares of Common Stock, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer. [In addition, in the event of any release or waiver of the foregoing restrictions in respect of shares of Common Stock held by an affiliate of McKesson Corporation or a Sponsor (as defined in Section 1.1 of the Stockholders Agreement, dated as of March 1, 2017, by and among the Company, the Joint Venture, McKesson Corporation, and the other stockholders from time to time party thereto (as the same may be amended, supplemented, restated or otherwise modified from time to time), the Representatives agree that shares of Common Stock held by the undersigned shall similarly be released on a pro rata basis.]

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) by will or intestacy, (ii) as a bona fide gift or gifts, (iii) to any trust, partnership, limited liability company or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iv) to any immediate family member or other dependent of the undersigned, (v) as a distribution to limited partners, members or stockholders of the undersigned, (vi) to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned, (vii) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (vi) above, (viii) pursuant to an order of a court or regulatory agency, (ix) from an executive officer to the Company or the Joint Venture upon death, disability or termination of employment, in each case, of such executive officer, (x) in connection with transactions by any person other than the Company relating to Shares acquired in open market transactions after the completion of the Offering, provided that in the case of this clause (x) no public reports or filings (including filings under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) reporting a reduction in beneficial ownership of Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof, (xi) to the Company pursuant to the “cashless” exercise at expiration of options granted pursuant to any employee equity incentive plan of the Company outstanding at or prior to the Time of Delivery and referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus (each, an “Incentive Plan”), provided that any shares of Stock or LLC Units received in connection therewith shall be subject to the terms of this Lock-up Agreement, (xii) in respect of tax withholding payments due upon the exercise at expiration of options or the vesting of restricted stock grants pursuant to any Incentive Plan, provided that any filings required to be made with the SEC or other publicity made regarding the same will indicate that such transactions relate to such tax withholding payments, [(xiii) through the pledge, hypothecation or other granting of a security interest in Stock to one or more banks or financial institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such shares or thereafter, provided that the undersigned or the Company, as the case may be, shall provide the Representatives prior written notice informing it of any public filing, report or announcement made by or on behalf of the Company or the undersigned with respect thereto] and/or [(xiii)][(xiv)] with the prior written consent of each of the Representatives on behalf of the Underwriters; provided that:

(1)

in the case of each transfer or distribution pursuant to clauses (ii) through (vii) and (ix) above, (a) each donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and (b) any such transfer or distribution shall not involve a disposition for value, other than with respect to any such transfer or distribution for which the transferor or distributor receives (x) equity interests of such transferee or (y) such transferee’s interests in the transferor; [provided that clause (1)(b) shall not apply with respect to any transfer of LLC Units or shares of Stock to an affiliate of the undersigned in connection with the undersigned or its affiliates’ preparation for a Qualified McKesson Exit (as defined in the prospectus used to sell the Shares)];

(2)

in the case of each transfer or distribution pursuant to clauses (ii) through (vii), if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof (a) the undersigned shall provide the Representatives prior written notice informing it of such report or filing and (b) such report or filing shall disclose that such donee, trustee, distributee or transferee, as the case may be, agrees to be bound in writing by the restrictions set forth herein; and

(3)

in the case of each transfer or distribution pursuant to clauses (xi) and (xii), if any public reports or filings (including filings under Section 16(a) of the Exchange Act) reporting a reduction in beneficial ownership of Stock shall be required or shall be voluntarily made during the Lock-Up Period or any extension thereof (a) the undersigned shall provide the Representatives prior written notice informing it of such report or filing and (b) such report or filing shall disclose that such transfer or distributions was made under the circumstances described in clause (xi) or clause (xii), as applicable.

[Notwithstanding the foregoing, clauses (1)(a) and 2(b) above shall not apply with respect to any transfer of shares of Stock to charitable organization transferees or recipients (including any direct or indirect member or partner of the undersigned that receives such shares of Stock pursuant to a distribution in-kind to such member or partner and is subject to restrictions requiring such shares of Stock to be transferred only to charitable organizations pursuant to clause (ii) above) in an aggregate amount, together with any such transfers pursuant to any substantially similar lock-up agreement with the Representatives, not to exceed 1.0% of the Common Stock then outstanding (treating as outstanding, shares of Common Stock issuable on exchange of LLC Units in the Joint Venture not held by the Company).]

In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value.

The restrictions described in this Lock-Up Agreement shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided that no transfers occur under such plan during the Lock-Up Period and no public announcement or filing shall be required or voluntarily made by any person in connection therewith other than general disclosure in Company periodic reports to the effect that Company directors and officers may enter into such trading plans from time to time.

For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The undersigned now has, and, except as contemplated by clause (i), (ii), or (iii) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that, if (i) the Underwriting Agreement (other than the provisions which survive termination under the terms thereof) shall terminate or be terminated prior to payment for the delivery of the Shares to be sold thereunder, (ii) the Registration Statement is withdrawn by the Company, (iii) the Company notifies the Representatives that it does not intend to proceed with the Offering, or (iv) the Underwriting Agreement is not executed by [                        ], the undersigned shall be released from all obligations under this Lock-Up Agreement and this Lock-Up Agreement shall be of no further effect.

[Remainder of Page Intentionally Left Blank]

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title